UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1, 2022 – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 23

Message from the Trustees	1
Your fund at a glance	2
Other information for shareholders	4
Important notice regarding Putnam’s privacy policy	5
Summary of dividend reinvestment plans	6
Financial statements	8
Shareholder meeting results	41

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0238. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

June 16, 2023

Dear Fellow Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Of special interest

Due to a reduced level of portfolio income, the fund decreased its targeted distribution rate in April 2023. The fund currently expects to make monthly distributions of $0.0238 per share, down from $0.032 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, depending on market conditions and other factors.

2 Managed Municipal Income Trust

CLOSED-END FUNDS OFFER DISTINCTIVE CHARACTERISTICS

Closed-end funds have some key characteristics that you should understand as you consider your portfolio strategies.

More assets at work Closed-end funds are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges.

They have a market price A closed-end fund has a per-share net asset value (NAV) and a market price, which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Managed Municipal Income Trust 3

Other information for shareholders

Important notice regarding share repurchase program

In September 2022, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2022, up to 10% of the fund’s common shares outstanding as of September 30, 2022.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semian-nual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

4 Managed Municipal Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Managed Municipal Income Trust 5

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

6 Managed Municipal Income Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Managed Municipal Income Trust 7

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Statement of cash flows shows changes in the fund’s cash balance during the period as results of cash flows from operating and financing activities.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

8 Managed Municipal Income Trust

The fund’s portfolio 4/30/23 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
G.O. Bonds General Obligation Bonds
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (133.4%)*	Rating**	Principal amount	Value
Alabama (2.2%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$500,000	$529,571
stepped-coupon zero % (7.75%, 10/1/23), 10/1/46 ††	BBB	3,950,000	4,081,334
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,197,203
5.00%, 9/15/33	AA	275,000	291,989
			7,100,097
Alaska (1.5%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	5,000,000	4,685,805
			4,685,805
Arizona (4.6%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	494,469
(Somerset Academy of Las Vegas), 4.00%, 12/15/41	BB	500,000	400,759
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds, (Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB+	2,330,000	2,288,548
5.00%, 2/15/38	BBB+	500,000	506,469
Maricopa Cnty. Indl. Dev. Auth. 144A Rev. Bonds, (Commercial Metals Co), 4.00%, 10/15/47	BB+	700,000	581,088
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds, (Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	730,079
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 5.00%, 7/1/44	BBB	1,700,000	1,700,665
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	230,952
5.00%, 7/1/35	BB	900,000	902,866
Ser. A, 5.00%, 7/1/35	BB	600,000	601,910
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.), 6.875%, 11/15/52	BBB+/P	1,500,000	1,515,069
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	2,000,000	2,158,256
5.00%, 12/1/32	A3	570,000	606,198
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A2	200,000	208,075
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	200,000	210,011

Managed Municipal Income Trust 9

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds, (Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	$920,000	$908,958
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/34	BB+	500,000	488,139
			14,532,511
Arkansas (0.8%)
AR Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Baptist Health Oblig. Group)
5.00%, 12/1/47	A	600,000	626,832
4.00%, 12/1/44	A	610,000	591,182
4.00%, 12/1/39	A	585,000	582,150
4.00%, 12/1/37	A	805,000	808,975
			2,609,139
California (11.4%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	475,000	392,211
(Fountains at Emerald Park), 4.00%, 8/1/46	BB−/P	2,460,000	1,978,977
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	1,672,046	1,584,405
CA Pub. State Fin. Auth. Sr. Living 144A Rev. Bonds, (Enso Village Project), Ser. A, 5.00%, 11/15/56	B−/P	750,000	632,764
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB−	465,000	466,558
CA State Infrastructure & Econ. Dev. Bank 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. B, zero %, 1/1/61	B−/P	4,455,000	234,684
CA State Muni. Fin. Auth. Rev. Bonds, (Orchard Park Student Hsg.), BAM, 3.00%, 5/15/54	AA	2,410,000	1,828,233
CA State Muni. Fin. Auth. Charter School Rev. Bonds, (Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB+	665,000	635,522
CA State Poll. Control Fin. Auth. 144A Rev. Bonds, (Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	999,946
CA State Tobacco Securitization Agcy. Rev. Bonds, (Gold Country Settlement Funding Corp.), Ser. B-2, zero %, 6/1/55	BB/P	5,570,000	1,138,783
CMFA Special Fin. Agcy. I 144A Rev. Bonds, (Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	1,500,000	1,073,033
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	2,000,000	1,335,368
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Anaheim), 4.00%, 8/1/56	BB/P	2,725,000	2,047,280
(Jefferson-Anaheim), 3.125%, 8/1/56	BB+/P	1,125,000	772,304
(Jefferson-Anaheim), 2.875%, 8/1/41	BB+/P	920,000	778,280
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. B-2, zero %, 6/1/66	BB+/P	20,675,000	2,293,230
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings College of the Law), Ser. A, 5.00%, 7/1/61	BB−/P	1,200,000	972,585
Los Angeles, Dept. of Arpt. Rev. Bonds, (Green Bond)
5.25%, 5/15/48	Aa3	750,000	813,488
4.125%, 5/15/43	Aa3	500,000	491,639
Palm Desert, Special Tax, (Cmnty. Fac. Dist. 2021-1), 4.00%, 9/1/41	B+/P	450,000	417,421

10 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
California cont.
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. P, 5.00%, 5/15/41 T	Aa3	$6,000,000	$6,787,346
Sacramento, Special Tax, (Greenbriar Cmnty. Fac. Dist. No 2018-03), 4.00%, 9/1/46	BB/P	700,000	595,868
San Francisco, City & Cnty. Dev. 144A Special Tax, (Dist. No. 2020-1 Mission Rock Fac. & Svcs.), Ser. A, 4.00%, 9/1/41	B+/P	500,000	448,306
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Special Tax Bonds, (No. 6 Mission Bay Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	614,071
zero %, 8/1/38	BBB/P	2,000,000	828,609
San Joaquin Hills, Trans. Corridor Agcy. Toll Road Rev. Bonds, Ser. A
4.00%, 1/15/45	A	400,000	382,723
4.00%, 1/15/44	A	100,000	96,056
4.00%, 1/15/42	A	500,000	486,369
4.00%, 1/15/41	A	500,000	488,313
Santa Clara Cnty., Fin. Auth. Rev. Bonds, Ser. Q, 3.00%, 5/15/34	AA+	4,000,000	3,917,367
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No. 1), 7.75%, 8/1/32	B+/P	785,000	787,494
			36,319,233
Colorado (2.4%)
CO State Edl. & Cultural Auth. Rev. Bonds, (Aspen View Academy, Inc.)
4.00%, 5/1/61	Baa3	550,000	428,386
4.00%, 5/1/51	Baa3	350,000	285,177
4.00%, 5/1/41	Baa3	175,000	153,106
4.00%, 5/1/36	Baa3	150,000	140,060
CO State Educ. & Cultural Fac. Auth. Rev. Bonds, (Skyview Academy), 5.125%, 7/1/34	BB	755,000	755,579
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (Christian Living Neighborhood)
5.00%, 1/1/37	BB/P	1,250,000	1,105,619
5.00%, 1/1/31	BB/P	500,000	472,829
Park Creek, Metro. Dist. Tax Alloc. Bonds, (Sr. Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	228,718
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1), 5.00%, 12/1/40	BB−/P	1,650,000	1,573,621
RainDance Metro. Dist. No. 1 Rev. Bonds, (Non-Potable Wtr. Enterprise), 5.25%, 12/1/50	B+/P	875,000	790,484
Rampart Range Metro. Distr. Rev. Bonds, (Dist. No. 5), 4.00%, 12/1/41	BB−/P	1,000,000	778,827
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 5.00%, 12/1/37	Ba1	500,000	493,463
Sterling Ranch Cmnty. Auth. Board Rev. Bonds, (Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	450,000	354,052
			7,559,921

Managed Municipal Income Trust 11

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Connecticut (0.5%)
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	$1,500,000	$1,500,187
			1,500,187
Delaware (1.0%)
DE State Econ. Dev. Auth. Rev. Bonds
(ASPIRA of Delaware Charter Operations, Inc.), Ser. A, 5.00%, 6/1/51	BB	1,035,000	924,791
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB	705,000	696,314
Millsboro Special Oblig. 144A Special Tax, (Plantation Lakes), 5.25%, 7/1/48	BB−/P	999,000	962,528
Millsboro Special Oblig. 144A Tax Alloc. Bonds, (Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB−/P	490,000	483,263
			3,066,896
District of Columbia (3.6%)
DC Rev. Bonds
(Plenary Infrastructure DC, LLC), 5.50%, 8/31/36	A3	1,365,000	1,468,194
(Plenary Infrastructure DC, LLC), 5.50%, 8/31/35	A3	1,140,000	1,241,669
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	1,000,000	834,309
(DC Intl. School), 5.00%, 7/1/49	BBB	1,275,000	1,277,280
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	1,500,000	1,446,508
(DC Intl. School), 5.00%, 7/1/39	BBB	400,000	408,040
(KIPP DC), 4.00%, 7/1/44	BBB+	750,000	663,557
DC 144A Rev. Bonds, (Rocketship DC Oblig. Group), Ser. 21-A, 5.00%, 6/1/61	BB/P	400,000	338,250
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,732,351
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.) 4.00%, 10/1/53 T	A−	1,065,000	983,769
(Dulles Metrorail & Cap. Impt. Proj.) Ser. B, 4.00%, 10/1/44 T	A−	1,060,000	1,023,101
			11,417,028
Florida (7.8%)
Cap. Trust Agcy. Rev. Bonds, (Wonderful Foundation Charter School Holdings, LLC), zero %, 1/1/60	B/P	6,000,000	328,767
Cap. Trust Agcy. 144A Rev. Bonds
(WFCS Holdings II, LLC), Ser. A-1, 5.00%, 1/1/56	BB/P	900,000	680,978
(Wonderful Foundation Charter School Holdings, LLC), 4.50%, 1/1/35	BB−/P	750,000	679,983
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev. Bonds, (MSKP Town & Country Util., LLC), Ser. A, 4.00%, 10/1/51	B+/P	1,000,000	772,192
Fishhawk, CCD IV Special Assmt. Bonds, 7.25%, 5/1/43 (Prerefunded 5/1/23)	B/P	370,000	370,000
FL State Dev. Fin Corp. Sr. Living Rev. Bonds, (Glenridge on Palmer Ranch Oblig. Group), 5.00%, 6/1/51	BB/P	700,000	554,686

12 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U., Inc. Oblig. Group), 5.00%, 3/1/49	BB+	$365,000	$316,919
(St. Leo U.), 5.00%, 3/1/44	BB+	1,370,000	1,221,641
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	1,300,000	1,346,171
Lake Cnty., Retirement Fac. Rev. Bonds, (Waterman Cmnty., Inc.), 5.75%, 8/15/55	B/P	750,000	629,677
Lakewood Ranch, Stewardship Dist. Special Assessment Bonds, (Village of Lakewood Ranch South), 5.125%, 5/1/46	B+/P	745,000	721,951
Lakewood Ranch, Stewardship Dist. Special Assmt., (Azario), 4.00%, 5/1/40	B+/P	1,000,000	868,012
Lakewood Ranch, Stewardship Dist. 144A Special Assmt., 4.00%, 5/1/50	B/P	250,000	197,659
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds, (Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,264,226
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Orlando Hlth.), 5.00%, 10/1/53	A+	4,000,000	4,240,364
Palm Beach Cnty., Rev. Bonds, (Lynn U. Hsg.), Ser. A, 5.00%, 6/1/57	B+/P	625,000	537,901
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.), Ser. A, 5.00%, 4/1/39	Ba1	500,000	480,867
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	BBB+/P	1,690,000	1,692,895
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds, (Village on the Isle), Ser. A, 5.00%, 1/1/37	BB+/F	1,000,000	916,297
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds, (Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	1,500,000	1,405,475
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/41	BB+/F	500,000	386,866
4.00%, 12/15/36	BB+/F	355,000	296,563
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	998,292
Verandah, West Cmnty. Dev. Dist. Special Assmt. Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	490,000	490,046
Village Cmnty. Dev. Dist. No. 10 Special Assmt. Bonds, 5.75%, 5/1/31 (Prerefunded 5/5/23)	BB/P	745,000	745,146
Village Cmnty. Dev. Dist. No. 12 144A Special Assessment Bonds, 4.00%, 5/1/33	BB−/P	685,000	669,531
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.25%, 5/1/40	BB−/P	2,430,000	1,883,311
			24,696,416
Georgia (6.4%)
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds, (Kennesaw State U. Real Estate)
5.00%, 7/15/38	Baa2	740,000	740,403
5.00%, 7/15/38 (Prerefunded 7/15/25)	AAA/P	25,000	26,151
5.00%, 7/15/30	Baa2	685,000	692,921
5.00%, 7/15/30 (Prerefunded 7/15/25)	AAA/P	15,000	15,691
Coweta Cnty., Dev. Auth. Rev. Bonds, (Piedmont Healthcare, Inc.), 5.00%, 7/1/44	AA−	4,000,000	4,167,788

Managed Municipal Income Trust 13

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Geo L Smith II GA Congress Ctr. 144A Rev. Bonds, (Signia Hotel Mgt., LLC.)
5.00%, 1/1/54	BB−/P	$1,480,000	$1,186,299
5.00%, 1/1/36	BB−/P	850,000	784,744
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds, Ser. A, 5.00%, 5/15/34	A3	3,345,000	3,478,388
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
Ser. A, 5.50%, 7/1/60	A	2,000,000	2,028,290
AGM, 5.00%, 7/1/48	AA	1,500,000	1,593,567
AGM, 5.00%, 7/1/48	AA	1,000,000	1,062,378
4.50%, 7/1/63	A	2,250,000	2,212,711
Ser. A, 4.00%, 1/1/59	A2	2,000,000	1,809,340
Ser. A, 4.00%, 1/1/49	A2	500,000	471,257
			20,269,928
Illinois (17.6%)
Chicago, G.O. Bonds
Ser. A, 5.50%, 1/1/49	BBB+	1,000,000	1,042,327
Ser. A, 5.00%, 1/1/40	BBB+	2,000,000	2,041,239
Ser. A, 5.00%, 1/1/30	BBB+	1,800,000	1,943,159
Ser. B, 4.00%, 1/1/38	BBB+	2,747,000	2,557,671
Chicago, Special Assmt.
3.38%, 12/1/31	BBB/P	367,000	335,596
3.04%, 12/1/28	BBB/P	270,000	251,255
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB+	1,500,000	1,508,416
Ser. A, 5.00%, 12/1/47	BB+	1,750,000	1,742,567
Ser. A, 5.00%, 12/1/40	BB+	500,000	505,271
Ser. H, 5.00%, 12/1/36	BB+	2,100,000	2,132,509
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A
AGM, 5.50%, 1/1/53	AA	10,000,000	10,829,826
5.00%, 1/1/38	A+	700,000	738,271
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	A+	500,000	517,261
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	273,000	270,016
IL State G.O. Bonds
Ser. B, 5.25%, 5/1/41 ##	A3	3,100,000	3,372,693
Ser. A, 5.00%, 5/1/38	A3	1,000,000	1,048,698
Ser. B, 5.00%, 10/1/31	A3	2,000,000	2,165,956
Ser. A, 5.00%, 12/1/28	A3	1,760,000	1,888,477
IL State Fin. Auth. Rev. Bonds
(Plymouth Place Oblig. Group), 5.00%, 5/15/56	BB+/F	815,000	632,510
(Plymouth Place Oblig. Group), 5.00%, 5/15/51	BB+/F	1,000,000	795,740
(Plymouth Place Oblig. Group), 5.00%, 5/15/41	BB+/F	400,000	342,874
(Southern IL Healthcare Enterprises, Inc.), 5.00%, 3/1/33	A	700,000	735,699
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	507,114
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(CHF-Chicago, LLC), 5.00%, 2/15/47	Baa3	1,500,000	1,435,533
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,200,000	1,204,500

14 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	A	$3,000,000	$3,033,521
4.00%, 6/15/52	A	1,000,000	860,563
Ser. B, stepped-coupon zero % (4.95%, 6/15/31), 12/15/47 ††	A	1,500,000	910,141
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,060,808
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/33	AA	625,000	672,802
5.00%, 4/1/31	AA	500,000	543,920
4.00%, 4/1/40	AA	610,000	571,956
4.00%, 4/1/39	AA	500,000	475,068
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA−	2,000,000	2,197,697
Ser. A, 5.00%, 1/1/36	AA−	1,600,000	1,730,941
Ser. A, 4.00%, 1/1/39	AA−	1,750,000	1,725,786
Ser. A, 4.00%, 1/1/38	AA−	1,750,000	1,739,679
			56,068,060
Iowa (0.3%)
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1, Class 2, 4.00%, 6/1/49	BBB+	945,000	935,754
			935,754
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian Manors), Ser. I, 5.00%, 5/15/33	BB−/P	500,000	466,987
Wyandotte, Cnty./Kansas City, Unified Govt. 144A Rev. Bonds, (Legends Apt. Garage & West Lawn), 4.50%, 6/1/40	BB+/P	370,000	340,903
			807,890
Kentucky (2.0%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	746,203
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa2	125,000	128,558
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Masonic Homes of KY), 5.375%, 11/15/42	BB−/P	900,000	745,524
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	4,635,000	4,642,707
			6,262,992
Louisiana (2.0%)
LA Pub. Fac. Auth. Rev. Bonds
(Tulane U.), Ser. A, 5.00%, 10/15/48	A1	1,000,000	1,077,475
(U. of Tulane), 4.00%, 12/15/50 (Prerefunded 12/15/27)	AAA/P	20,000	21,185
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U. Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	1,500,000	1,524,513
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,500,000	3,294,533
St. Tammany, Public Trust Fin. Auth. Rev. Bonds, (Christwood), 5.25%, 11/15/37	BB/P	385,000	361,148
			6,278,854

Managed Municipal Income Trust 15

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Maine (0.2%)
ME State Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (8/1/25), (Casella Waste Syst.), 5.125%, 8/1/35	B1	$500,000	$503,385
			503,385
Maryland (1.5%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	549,000	556,001
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake Linganore), 3.75%, 7/1/39	BB/P	1,410,000	1,237,942
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	476,348
MD State Econ. Dev. Corp. Tax Alloc. Bonds, (Port Covington)
4.00%, 9/1/50	B+/P	750,000	619,897
4.00%, 9/1/40	B+/P	755,000	670,056
Prince Georges Cnty., Special Oblig. 144A Tax Alloc. Bonds, (Westphalia Town Ctr.), 5.125%, 7/1/39	B/P	1,000,000	989,641
Westminster, Rev. Bonds, (Lutheran Village at Miller’s Grant, Inc. (The)), Ser. A, 6.00%, 7/1/34	BB+/P	250,000	252,547
			4,802,432
Massachusetts (4.7%)
Lowell, Collegiate Charter School Rev. Bonds
5.00%, 6/15/54	BB−/P	1,250,000	1,134,897
5.00%, 6/15/39	BB−/P	1,000,000	972,975
MA State G.O. Bonds, Ser. E, 5.00%, 11/1/47	Aa1	7,950,000	8,856,101
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden Ponds, Inc. Fac.)
5.125%, 11/15/46	A/F	1,000,000	1,016,736
5.00%, 11/15/38	A/F	500,000	512,532
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev. Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28 (In default) †	D/P	995,000	99,500
MA State Trans. Fund Rev. Bonds, (Rail Enhancement Program), Ser. A, 5.00%, 6/1/50	AAA	2,000,000	2,188,224
			14,780,965
Michigan (5.1%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba1	750,000	761,668
(Fin. Recvy.), Ser. B-1, 4.00%, 4/1/44	BB/P	1,400,000	1,032,924
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A, 5.25%, 7/1/39	Ba1	750,000	750,607
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Obligated Group)
5.00%, 11/15/41	BBB−/F	1,000,000	933,510
5.00%, 11/15/32	BBB−/F	1,250,000	1,249,036
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Technological U.), 5.00%, 2/1/47	BBB−	2,150,000	1,999,069
MI State Fin. Auth. Ltd. Oblig. Higher Ed. Fac. Rev. Bonds, (Aquinas College), 5.00%, 5/1/46	BB/P	1,000,000	840,010
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 2.73%, 10/1/59	AA+	1,000,000	628,227

16 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/43	BBB−/F	$500,000	$459,079
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	3,576,000	3,578,603
4.00%, 5/1/50 T	Aa1	4,023,000	3,954,783
			16,187,516
Minnesota (0.9%)
Baytown Twp., Lease Rev. Bonds, Ser. A, 4.00%, 8/1/41	BB+	380,000	307,782
Ham Lake, Charter School Lease Rev. Bonds, (DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB−/P	500,000	451,319
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	1,250,000	1,137,151
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A−/P	1,075,000	1,075,226
			2,971,478
Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev. Bonds, (SoutheastHEALTH Oblig. Group), 4.00%, 3/1/41	Ba1	1,500,000	1,304,084
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds, (Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB−/P	875,000	652,052
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Friendship Village), 5.25%, 9/1/53	BB+/F	3,250,000	2,833,852
			4,789,988
Montana (1.1%)
MT State Fac. Fin. Auth. Rev. Bonds, (Billings Clinic Oblig. Group), Ser. A
5.00%, 8/15/34	AA−	1,500,000	1,747,715
5.00%, 8/15/32	AA−	1,365,000	1,605,010
			3,352,725
Nevada (0.8%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	410,000	414,309
Las Vegas, Special Assmt. Bonds
(Dist. No. 815), 5.00%, 12/1/49	B+/P	625,000	593,284
(Special Impt. Dist. No. 816), 3.00%, 6/1/41	BB−/P	650,000	472,185
Las Vegas, Impt. Dist. No. 812 Special Assessment Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	220,000	221,500
Las Vegas, Special Impt. Dist. No. 814 Special Assmt., (Summerlin Village No. 21 and 24A)
4.00%, 6/1/44	BB−/P	615,000	526,080
4.00%, 6/1/39	BB−/P	435,000	391,516
			2,618,874
New Hampshire (0.4%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Elliot Hosp.), 5.00%, 10/1/38	A3	250,000	251,912
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	1,000,000	1,022,556
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds, (Hillside Village), Ser. A, 6.25%, 7/1/42 (In default) †	D/P	626,090	137,740
			1,412,208

Managed Municipal Income Trust 17

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
New Jersey (4.2%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM, 4.00%, 3/1/42	AA	$1,250,000	$1,240,278
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	950,000	961,165
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB+	1,000,000	1,003,565
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/47	BBB−	1,000,000	1,008,439
NJ State Econ. Dev. Auth. Fac. Rev. Bonds, (Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	500,000	507,451
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa2	1,500,000	1,507,006
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	A2	1,800,000	1,916,419
Ser. AA, 5.00%, 6/15/37	A2	400,000	441,866
Ser. AA, 5.00%, 6/15/36	A2	475,000	529,719
Ser. A, 5.00%, 12/15/34	A2	2,600,000	2,827,429
Passaic Cnty., Impt. Auth. Rev. Bonds, (Paterson Arts & Science Charter School), 5.50%, 7/1/58	BBB−	450,000	457,942
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, BAM, 5.25%, 11/1/52	AA	1,000,000	1,092,431
			13,493,710
New Mexico (0.1%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/39	BB+/F	500,000	445,633
			445,633
New York (10.3%)
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/35	A3	3,000,000	2,994,633
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1, 4.00%, 11/1/41 T	Aa1	5,000,000	5,456,270
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BB+/P	1,700,000	1,590,567
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A, 5.00%, 3/15/46 T	AA+	4,500,000	4,932,657
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (9/2/25), (Casella Waste Syst., Inc.), Ser. R-1, 2.75%, 9/1/50	B+	225,000	214,924
NY State Liberty Dev. Corp. Rev. Bonds
Ser. A, BAM, 3.00%, 11/15/51	AA	3,000,000	2,216,225
(4 World Trade Ctr.), 3.00%, 11/15/51	A+	4,215,000	3,065,150
2.875%, 11/15/46	A+	1,860,000	1,361,255
NY State Liberty Dev. Corp. 144A Rev. Bonds, (World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB−/P	750,000	750,583
NY State Thruway Auth. Rev. Bonds, Ser. A, 5.00%, 3/15/46	AA+	5,000,000	5,490,995
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	1,250,000	1,283,144
Port Auth. of NY & NJ Rev. Bonds, Ser. 218, 5.00%, 11/1/49 T	Aa3	2,460,000	2,563,126
Suffolk, Tobacco Asset Securitization Corp. Rev. Bonds, Ser. A-2, 4.00%, 6/1/50	BBB+	800,000	716,947
			32,636,476

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
North Carolina (1.6%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C, 4.00%, 3/1/36	BB/P	$2,320,000	$1,945,584
NC State Med. Care Comm. Retirement Fac. Rev. Bonds
(Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	454,231
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/38	BBB/F	1,750,000	1,744,480
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	893,787
			5,038,082
Ohio (3.0%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	475,000	443,419
Ser. A-2, Class 1, 3.00%, 6/1/48	BBB+	1,300,000	956,221
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	1,500,000	1,507,070
OH State Air Quality Dev. Auth. Exempt Fac. 144A Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,108,943
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John Carroll U.), 4.00%, 10/1/45	Baa1	3,400,000	2,953,802
OH State Private Activity Rev. Bonds, (Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	750,000	757,491
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	1,440,000	1,105,370
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds, (Memorial Hlth. Syst. Oblig. Group), 5.00%, 12/1/43	B+/F	150,000	123,628
Washington Cnty, Hosp. Rev. Bonds, (Marietta Area Hlth. Care, Inc.), 6.75%, 12/1/52	B+/P	500,000	501,815
			9,457,759
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds, (Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BB+/F	350,000	346,509
Warm Springs, Reservation Confederated Tribes 144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/36	A3	500,000	548,782
5.00%, 11/1/34	A3	200,000	222,646
			1,117,937
Pennsylvania (3.4%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/35	A	1,200,000	1,275,775
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	750,000	730,200
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB−	350,000	351,796
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	1,000,000	944,743
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	428,964

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/48	Baa3	$1,500,000	$1,416,833
Maxatawny Twp., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries), Ser. A
5.00%, 1/1/42	BBB+/F	1,450,000	1,385,501
5.00%, 1/1/41	BBB+/F	1,400,000	1,345,899
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes Society Oblig. Group), 5.75%, 7/1/35	B+/P	650,000	573,914
PA State Econ. Dev. Fin. Auth. Rev. Bonds, (PennDOT Major Bridges), 6.00%, 6/30/61	Baa2	1,000,000	1,118,931
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds, (String Theory Charter School), 5.00%, 6/15/50	BB+	700,000	672,845
Philadelphia, Auth. for Indl. Dev. 144A Rev. Bonds, (U. of the Arts)
5.00%, 3/15/45	BB−/F	660,000	553,683
5.00%, 3/15/45 (Prerefunded 3/15/28)	AAA/P	40,000	44,326
			10,843,410
Puerto Rico (2.8%)
Cmnwlth. of PR G.O. Bonds, Ser. A-1, 4.00%, 7/1/37	BB/P	3,000,000	2,628,385
Cmnwlth. of PR, G.O. Bonds, Ser. A-1, 4.00%, 7/1/46	BB/P	2,000,000	1,627,716
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A-1, 5.00%, 7/1/58	BB−/P	4,700,000	4,538,334
			8,794,435
South Carolina (4.6%)
Berkeley Cnty., Assmt. Rev. Bonds, (Nexton Impt. Dist.), 4.375%, 11/1/49	BB−/P	1,000,000	823,517
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev. Bonds
(High Point Academy), Ser. A, 5.75%, 6/15/49	Ba1	1,000,000	1,008,686
(High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	500,000	508,604
(Greenville Renewable Energy Ed. Charter School), 4.00%, 6/1/56	BB/P	1,020,000	711,329
SC State Public Svc Auth. Rev. Bonds Ser. B
4.00%, 12/1/41 T	A2	4,000,000	3,858,395
4.00%, 12/1/42 T	A2	5,250,000	5,014,858
4.00%, 12/1/51 T	A2	3,000,000	2,693,360
			14,618,749
Tennessee (0.7%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds, (Blakeford at Green Hills), Ser. A, 4.00%, 11/1/55	BBB−/F	1,750,000	1,236,798
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.50%, 7/1/39	A1	1,000,000	1,120,568
			2,357,366
Texas (8.9%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	993,563
(Wayside Schools), Ser. A, 4.00%, 8/15/41	BB	610,000	493,126
Arlington, Higher Ed. Fin. Corp. 144A Rev. Bonds, (Magellan School (The)), 6.375%, 6/1/62	Ba2	1,100,000	1,117,718

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB−/P	$2,500,000	$2,513,184
(IDEA Pub. Schools), 5.00%, 8/15/28	A−	200,000	211,272
Dallas, Area Rapid Transit Rev. Bonds, Ser. B, 5.00%, 12/1/47	AA+	9,000,000	9,770,630
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	250,000	221,544
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/33	Ba1	1,000,000	944,637
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	BB−	2,500,000	2,498,450
(United Airlines, Inc.), 4.00%, 7/1/41	B−/F	1,250,000	1,084,923
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	1,250,000	1,258,726
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	500,000	421,294
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	901,624
Temple, Tax Increment 144A Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	Baa2	1,500,000	1,518,209
TX Private Activity Surface Trans. Corp. Rev. Bonds, (Segment 3C), 5.00%, 6/30/58	Baa2	2,500,000	2,508,904
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/30	A3	1,000,000	1,052,012
TX State Private Activity Bond Surface Trans. Corp. Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288 Toll Lane)), 5.00%, 12/31/50	Baa2	1,250,000	1,250,702
TX State Trans. Comm. Rev. Bonds, (State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	700,000	304,462
			29,064,980
Utah (1.2%)
Infrastructure Agcy. Telecomm. Rev. Bonds, 4.00%, 10/15/39	BBB−/F	1,500,000	1,301,006
MDA Mountain Village Pub. Infrastructure Dist. Special Assmt., Ser. A, 5.00%, 8/1/50	B/P	1,045,000	850,286
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,250,000	914,268
UT State Charter School Fin. Auth. Rev. Bonds, (Summit Academy, Inc.), Ser. A, 5.00%, 4/15/44	AA	625,000	645,133
			3,710,693
Virginia (3.6%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt. Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	995,000	995,091
Farms of New Kent, Cmnty. Dev. Auth. 144A Special Assmt. Bonds, Ser. A, 3.75%, 3/1/36	B+/P	620,000	585,265
James City Cnty., Econ. Dev. Auth. Rev. Bonds
(Williamsburg Landing), Ser. A, 4.00%, 12/1/50	BB/P	1,235,000	883,148
(VA United Methodist Homes, Inc. Oblig. Group), Ser. A, 4.00%, 6/1/47	BB/P	1,000,000	704,337

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Virginia cont.
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Lexington Retirement Cmnty.), 4.00%, 1/1/48	BBB−/F	$1,310,000	$988,593
(Lexington Retirement Cmnty.), 4.00%, 1/1/42	BBB−/F	1,000,000	805,179
(Kendal at Lexington), 4.00%, 1/1/31	BBB−/F	675,000	636,535
Lower Magnolia Green Cmnty., Dev. Auth. 144A Special Assmt. Bonds, 5.00%, 3/1/35	B/P	460,000	453,111
Small Bus. Fin. Auth. Private Activity Rev. Bonds, (Transform 66-P3), 5.00%, 12/31/52	Baa3	1,000,000	993,808
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev. Bonds, (United Church Homes & Svcs. Oblig. Group), 5.00%, 9/1/31	BB/P	500,000	472,880
VA State Small Bus. Fin. Auth. Hlth. Care Fac. Rev. Bonds, (Bon Secours Mercy Hlth., Inc.), 4.00%, 12/1/49	A1	4,000,000	3,869,595
			11,387,542
Washington (2.8%)
Bellevue, G.O. Bonds
4.00%, 12/1/38	Aaa	1,000,000	1,025,313
4.00%, 12/1/34	Aaa	1,420,000	1,531,458
Kalispel Tribe of Indians Priority Dist. Rev. Bonds, Ser. A, 5.25%, 1/1/38	BB+/P	750,000	774,259
WA State Hsg. Fin. Comm. Rev. Bonds
(Wesley Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	432,167
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	580,000	521,810
(Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	2,138,754	2,008,921
WA State Hsg. Fin. Comm. 144A Rev. Bonds, (Presbyterian Retirement Cmnty. Northwest), Ser. A, 5.00%, 1/1/36	BB/F	1,175,000	974,439
WA State Hsg. Fin. Comm. Nonprofit 144A Rev. Bonds, (Spokane Intl. Academy), Ser. A
5.00%, 7/1/56	Ba2	1,130,000	1,026,658
5.00%, 7/1/50	Ba2	500,000	464,255
			8,759,280
Wisconsin (5.2%)
Pub. Fin. Auth. 144A Rev. Bonds
(WFCS Holdings, LLC), 5.00%, 1/1/55	BB−/P	1,700,000	1,291,632
(Roseman U. of Hlth. Sciences), 5.00%, 4/1/40	BB	1,085,000	1,061,927
(Roseman U. of Hlth. Sciences), 5.00%, 4/1/40 (Prerefunded 4/1/30)	AAA/P	65,000	75,018
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,150,000	1,137,496
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	300,000	294,347
Pub. Fin. Auth. Retirement Communities Rev. Bonds, (Evergreens Oblig. Group), Ser. A, 5.00%, 11/15/49	BBB/F	1,750,000	1,612,554
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds, (Southminster, Inc.), 5.00%, 10/1/48	BB/F	800,000	666,359
Pub. Fin. Auth. Student Hsg. Fac. 144A Rev. Bonds, (UHF RISE Student Hsg., LLC), Ser. A-1, 4.00%, 7/1/61	Ba1	600,000	434,762

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (133.4%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
WI Pub. Fin. Auth. Hotel Rev. Bonds, (Grand Hyatt), 5.00%, 2/1/62	BBB−	$2,300,000	$2,268,620
WI Pub. Fin. Auth. Hotel 144A Rev. Bonds, (Grand Hyatt), 6.00%, 2/1/62	BB−/P	1,000,000	1,012,066
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Oakwood Lutheran Sr. Ministries Oblig. Group), 4.00%, 1/1/57	BB/P	650,000	440,058
(St. John’s Communities, Inc.), 4.00%, 9/15/45	BBB−/F	650,000	505,065
(St. John’s Communities, Inc.), 4.00%, 9/15/41	BBB−/F	770,000	628,189
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/41	AA	4,000,000	3,856,920
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	362,562
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/30	BB/F	945,000	917,845
			16,565,420
Total municipal bonds and notes (cost $451,968,350)			$423,821,754

SHORT-TERM INVESTMENTS (6.0%)*	Shares	Value
Putnam Short Term Investment Fund Class P 4.98% L	18,840,862	$18,840,862
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.76% P	220,000	220,000
Total short-term investments (cost $19,060,862)		$19,060,862

TOTAL INVESTMENTS
Total investments (cost $471,029,212)	$442,882,616

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $317,796,040.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
##	Forward commitment, in part or in entirety (Note 1).

Managed Municipal Income Trust 23

L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 3.86%, 5.06% and 5.30%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Health care	27.1%
	Education	21.3
	Tax bonds	14.0
	Transportation	12.9
	State debt	11.0
	Local debt	10.1
	Other	3.6

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/23 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$7,000,000	$250,012	$—	6/8/23	—	2.82% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$250,012
Upfront premium received		—		Unrealized appreciation		250,012
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total	$250,012

24 Managed Municipal Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$423,821,754	$—
Short-term investments	220,000	18,840,862	—
Totals by level	$220,000	$442,662,616	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$250,012	$—
Totals by level	$—	$250,012	$—

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 25

Statement of assets and liabilities 4/30/23 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $452,188,350)	$424,041,754
Affiliated issuers (identified cost $18,840,862) (Note 6)	18,840,862
Interest and other receivables	6,118,932
Receivable for investments sold	115,000
Unrealized appreciation on OTC swap contracts (Note 1)	250,012
Prepaid assets	49,714
Total assets	449,416,274

LIABILITIES
Payable for investments purchased	1,766,401
Payable for purchases of delayed delivery securities (Note 1)	3,303,050
Payable for shares of the fund repurchased	207,434
Payable for compensation of Manager (Note 2)	426,415
Payable for custodian fees (Note 2)	8,133
Payable for investor servicing fees (Note 2)	26,511
Payable for Trustee compensation and expenses (Note 2)	118,955
Payable for administrative services (Note 2)	1,757
Collateral on certain derivative contracts, at value (Notes 1 and 9)	220,000
Payable for floating rate notes issued (Note 1)	24,687,515
Preferred share remarketing agent fees	26,079
Distributions payable to shareholders	1,253,572
Distributions payable to preferred shareholders (Note 1)	89,655
Other accrued expenses	134,757
Total liabilities	32,270,234
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$317,796,040

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$363,069,189
Total distributable earnings (Note 1)	(45,273,149)
Total — Representing net assets applicable to common shares outstanding	$317,796,040

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($317,796,040 divided by 48,563,580 shares)	$6.54

The accompanying notes are an integral part of these financial statements.

26 Managed Municipal Income Trust

Statement of operations Six months ended 4/30/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $418,050 from investments in affiliated issuers) (Note 6)	$9,708,211
Total investment income	9,708,211

EXPENSES
Compensation of Manager (Note 2)	1,123,465
Investor servicing fees (Note 2)	79,247
Custodian fees (Note 2)	8,213
Trustee compensation and expenses (Note 2)	6,625
Administrative services (Note 2)	6,833
Preferred share remarketing agent fees	74,928
Interest and fees expense (Note 1)	604,017
Other	247,168
Fees waived and reimbursed by Manager (Note 2)	(268,435)
Total expenses	1,882,061
Expense reduction (Note 2)	(4,372)
Net expenses	1,877,689

Net investment income	7,830,522

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,917,181)
Futures contracts (Note 1)	(40,709)
Swap contracts (Note 1)	733,650
Total net realized loss	(6,224,240)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	38,646,866
Futures contracts	(109,972)
Swap contracts	867,418
Total change in net unrealized appreciation	39,404,312

Net gain on investments	33,180,072

Net increase in net assets resulting from operations	41,010,594

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(8,043)
From tax exempt net investment income	(2,480,502)
Net increase in net assets resulting from operations (applicable to common shareholders)	$38,530,092

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/23*	Year ended 10/31/22
Operations
Net investment income	$7,830,522	$14,763,472
Net realized loss on investments	(6,224,240)	(4,809,916)
Change in net unrealized appreciation (depreciation)
of investments	39,404,312	(100,269,484)
Net increase (decrease) in net assets resulting
from operations	41,010,594	(90,315,928)

Distributions to Series A and C remarketed preferred
shareholders (Note 1):
From ordinary income
Tax exempt net investment income	(2,480,502)	(1,367,745)
Net realized short-term gains on investments	—	(8,959)
From net realized long-term gains on investments	—	(1,476)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	38,530,092	(91,694,108)

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	—	(877,214)
Net realized short-term gains on investments	—	(1,267,503)
From tax exempt net investment income	(8,960,159)	(13,158,154)
From net realized long-term gains on investments	—	(207,262)
From return of capital	—	(3,248,483)
Increase from issuance of common shares in connection
with reinvestment of distributions	260,630	235,479
Decrease from capital shares repurchased (Note 5)	(1,293,525)	(1,576,370)
Total increase (decrease) in net assets	28,537,038	(111,793,615)

NET ASSETS
Beginning of period	289,259,002	401,052,617
End of period	$317,796,040	$289,259,002

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	48,738,809	48,944,250
Shares issued in connection with reinvestment
of distributions	39,845	28,389
Shares repurchased (Note 5)	(215,074)	(233,830)
Common shares outstanding at end of period	48,563,580	48,738,809

Series A Remarketed preferred shares outstanding at
beginning and end of year	240	240

Series C Remarketed preferred shares outstanding at
beginning and end of year	1,507	1,507

*Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Managed Municipal Income Trust

Statement of cash flows Six months ended 4/30/23

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$41,010,594

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	$(72,635,343)
Proceeds from disposition of investment securities	73,308,891
Purchase of short-term investment securities, net	8,846,896
Premium amortization	1,462,947
Accretion discount	(342,670)
(Increase) decrease in interest and other receivables	(103,082)
(Increase) decrease in receivable for investments sold	(10,000)
Increase (decrease) in payable for investments purchased	4,969,627
(Increase) decrease in prepaid asset	(17,604)
(Increase) decrease in payable to broker	(209,259)
Increase (decrease) in payable for compensation of Manager	(127,370)
Increase (decrease) in payable for custodian fees	5,472
Increase (decrease) in payable for investor servicing	1,025
Increase (decrease) in payable for Trustee compensation and expenses	(18,982)
Increase (decrease) in payable for administrative services	1,129
Increase (decrease) in payable for preferred share remarketing fees	5,381
Increase (decrease) in payable for other accrued expenses	34,403
Net realized (gain) loss on investments	6,917,181
Net unrealized (appreciation) depreciation on OTC swap contracts during the year	(867,418)
Net unrealized (appreciation) depreciation on investments during the year	(38,646,866)
Net cash provided by operating activities	(17,425,642)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase from dividends reinvested	260,630
Decrease from repurchase of capital shares	(1,032,895)
Distribution to common shareholders	(9,360,791)
Distribution to preferred shareholders	(2,501,132)
Decrease from tender option bond transactions	(10,950,764)
Net cash used in financing activities	(23,584,952)
Net increase in cash	—
Cash balance, beginning of year	—
Cash balance, end of year	—

Supplemental disclosure of cash flow information
Interest expense during the period	$504,325

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 29

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six
	months
	ended**			Year ended
	4/30/23	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period
(common shares)	$5.94	$8.19	$7.91	$8.15	$7.64	$7.95
Investment operations:
Net investment income[a]	.16	.30	.31	.33	.38	.40
Net realized and unrealized
gain (loss) on investments	.67	(2.13)	.35	(.17)	.54	(.35)
Total from investment operations	.83	(1.83)	.66	.16	.92	.05
Distributions to preferred shareholders:
From net investment income	(.05)	(.03)	—[e]	(.02)	(.04)	(.04)
From capital gains	—	—[e]	—	(.01)	(.01)	—
Total from investment operations
(applicable to common shareholders)	.78	(1.86)	.66	.13	.87	.01
Distributions to common shareholders:
From net investment income	(.18)	(.29)	(.32)	(.33)	(.31)	(.37)
From capital gains	—	(.03)	(.06)	(.05)	(.07)	—
From return of capital	—	(.07)	—	—	—	—
Total distributions	(.18)	(.39)	(.38)	(.38)	(.38)	(.37)
Increase from shares repurchased	—	—[e]	—	.01	.02	.05
Net asset value, end of period
(common shares)	$6.54	$5.94	$8.19	$7.91	$8.15	$7.64
Market price, end of period
(common shares)	$6.05	$5.75	$8.25	$7.64	$7.97	$6.71
Total return at market price (%)
(common shares)[b]	8.27*	(26.35)	13.11	0.77	24.89	(4.91)
Total return at net asset value (%)
(common shares)[b]	13.26*	(23.46)	8.44	1.93	11.91	0.71

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$317,796	$289,259	$401,053	$386,602	$401,242	$385,024
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.59*[g]	1.09[g]	.93	.98[g]	1.01	1.03
Ratio of net investment income
to average net assets (%)[c]	1.69*	3.75	3.73	3.92	4.21	4.54
Portfolio turnover (%)	17*	24	21	38	36	28

(Continued on next page)

30 Managed Municipal Income Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2023	0.19%
October 31, 2022	0.18
October 31, 2021	0.05
October 31, 2020	0.09
October 31, 2019	0.14
October 31, 2018	0.17

g Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waiver, the expenses of the fund for the period ended amounted to (Note 2):

Percentage of average net assets
April 30, 2023	0.08%
October 31, 2022	0.01
October 31, 2020	>0.01

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 31

Notes to financial statements 4/30/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through April 30, 2023.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its goal by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as

32 Managed Municipal Income Trust

security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an

Managed Municipal Income Trust 33

unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $40,846,268 were held by the TOB trust and served as collateral for $24,687,515 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $504,325 for these investments based on an average interest rate of 3.16%.

34 Managed Municipal Income Trust

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$5,546,407	$320,256	$5,866,663

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $470,940,246, resulting in gross unrealized appreciation and depreciation of $18,364,950 and $46,172,568, respectively, or net unrealized depreciation of $27,807,618.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund pays targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred Series A shares is generally a 28 day period, and generally a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 2023 was 5.49% for Series A and 5.49% for Series C shares.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Managed Municipal Income Trust 35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.272% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $268,435 to the fund. Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary. As of April 30, 2023, this excess amounted to $441,514.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,372 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

36 Managed Municipal Income Trust

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$72,635,343	$73,308,891
U.S. government securities (Long-term)	—	—
Total	$72,635,343	$73,308,891

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2023, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2022, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 215,074 common shares for an aggregate purchase price of $1,293,525, which reflects a weighted-average discount from net asset value per share of 8.03%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 233,830 common shares for an aggregate purchase price of $1,576,370 which reflects a weighted-average discount from net asset value per share of 6.72%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

Managed Municipal Income Trust 37

At the close of the reporting period, Putnam Investments, LLC owned approximately 2,069 shares of the fund (0.028% of the fund’s shares outstanding), valued at $13,531 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$26,377,910	$40,736,619	$48,273,667	$418,050	$18,840,862
Total Short-term
investments	$26,377,910	$40,736,619	$48,273,667	$418,050	$18,840,862

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

38 Managed Municipal Income Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	80
OTC total return swap contracts (notional)	$8,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$250,012	Payables	$—
Total		$250,012		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(40,709)	$733,650	$692,941
Total	$(40,709)	$733,650	$692,941

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(109,972)	$867,418	$757,446
Total	$(109,972)	$867,418	$757,446

Managed Municipal Income Trust 39

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$250,012	$250,012
Total Assets	$250,012	$250,012
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$250,012	$250,012
Total collateral received (pledged)†##	$220,000
Net amount	$30,012
Controlled collateral received (including
TBA commitments)**	$220,000	$220,000
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: Additional Information

On February 23, 2023, the fund’s Trustees voted to exempt, including on a going forward basis, all prior and, until further notice, new purchases of shares of the fund that might otherwise be deemed “Control Share Acquisitions” under Article 16 of the fund’s Amended and Restated Bylaws from the provisions of Article 16 of the fund’s Amended and Restated Bylaws.

40 Managed Municipal Income Trust

Note 11: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

Shareholder meeting results (Unaudited)

April 21, 2023 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
33,691,586	1,873,634	627,879

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	33,288,281	2,904,826
Barbara M. Baumann	33,613,289	2,579,817
Catharine Bond Hill	33,570,320	2,622,787
Kenneth R. Leibler	33,613,780	2,579,326
Jennifer Williams Murphy	33,661,161	2,531,945
Marie Pillai	33,696,621	2,496,486
Robert L. Reynolds	33,814,197	2,378,909
Manoj P. Singh	33,489,540	2,703,567
Mona K. Sutphen	33,661,772	2,531,335

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees Katinka Domotorffy and George Putnam III remain in office and continue to serve as Trustees All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Large Cap Growth Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

42 Managed Municipal Income Trust

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Managed Municipal Income Trust 43

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

44 Managed Municipal Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2022	—	—	—	4,841,634
December 1 – December 31, 2022	—	—	—	4,841,634
January 1 – January 31, 2023	—	—	—	4,841,634
February 1 – February 28, 2023	—	—	—	4,841,634
March 1 – March 31, 2023	—	—	—	4,841,634
April 1 – April 30, 2023	215,074	$6.01	215,074	4,626,560

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2021, which was in effect between October 1, 2021 and September 30, 2022, allowed the fund to repurchase up to 4,893,483 of its shares. The program renewed by the Board in September 2022, which is in effect between October 1, 2022 and September 30, 2023, allows the fund to repurchase up to 4,877,463 of its shares.

** Information prior to October 1, 2022, is based on the total number of shares eligible for repurchase under the program, as amended through September 2021. Information from October 1, 2022 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2022.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023